Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act (H.R.1) (the “2017 Tax Act”). The 2017 Tax Act includes a number of changes to existing U.S. tax laws that impact us, most notably a reduction of the U.S. corporate income tax rate from 35% to 21% effective as of January 1, 2018 and a new net interest expense deduction limitation, which limits the deduction of net interest expense to 30% of the taxpayer’s adjusted taxable income (ATI). The 2017 Tax Act also provides the acceleration of depreciation for certain assets placed into service after September 27, 2017 as well as prospective changes including repeal of the domestic manufacturing deduction beginning in 2018 and capitalization of research and development expenditures beginning in 2022.

In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”), which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. For those specific income tax effects of the 2017 Tax Act for which the accounting under ASC Topic 740 is incomplete, a reasonable estimate was determined. We have recognized the provisional tax impacts related to the interest expense deduction limitation and the revaluation of deferred tax assets and liabilities and included these amounts in our consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts due to additional analysis, changes in interpretations and assumptions that we have made, additional regulatory guidance that may be issued, and actions we may take because of the 2017 Tax Act. We did not identify items for which the income tax effects of the 2017 Tax Act have not been completed and a reasonable estimate could not be determined as of December 31, 2017. We expect to complete our analysis within the measurement period in accordance with SAB118.

Income before income taxes for the years ended December 31, 2017, 2016 and 2015 consisted of:

(in thousands)	2017	2016	2015
Pretax income in The Netherlands	$42,220	$20,695	$1,310
Pretax income from foreign operations	72,155	36,213	134,993
	$114,375	$56,908	$136,303

Income taxes for the years ended December 31, 2017, 2016 and 2015 are as follows:

(in thousands)	2017	2016	2015
Current—The Netherlands	$3,430	$6,043	$973
—Foreign	10,375	34,543	37,708
	13,805	40,586	38,681
Deferred—The Netherlands	151	188	250
—Foreign	60,025	(64,169)	(32,530)
	60,176	(63,981)	(32,280)
Total income tax expense (benefit)	$73,981	$(23,395)	$6,401

The Netherlands statutory income tax rate was 25% for the years ended December 31, 2017, 2016 and 2015. Income from foreign subsidiaries is generally taxed at the statutory income tax rates applicable in the respective countries of domicile. The principal items comprising the differences between income taxes computed at The Netherlands statutory rate and our reported income taxes and effective tax rate for the years ended December 31, 2017, 2016 and 2015 are as follows:

	2017		2016		2015
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$28,594	25.0%	$14,227	25.0%	$34,076	25.0%
Taxation of foreign operations, net(1)	(38,635)	(33.8)	(43,265)	(76.0)	(36,407)	(26.7)
Tax impact from permanent items	(1,586)	(1.4)	5,938	10.4	14,219	10.4
Tax impact from tax-exempt income	(1,558)	(1.4)	(3,331)	(5.9)	(5,810)	(4.3)
Tax contingencies, net(2)	23,189	20.3	1,761	3.1	1,163	0.9
Taxes due to changes in tax rates(3)	12,958	11.3	399	0.7	(836)	(0.6)
Stock Compensation(4)	(5,237)	(4.6)	—	—	—	—
Government incentives and other deductions(5)	(4,949)	(4.3)	(2,543)	(4.5)	(2,754)	(2.0)
Prior year taxes	(2,319)	(2.0)	1,411	2.5	(1,201)	(0.9)
Valuation allowance(3)	62,644	54.8	1,521	2.7	3,450	2.5
Other items, net	880	0.8	487	0.9	501	0.4
Total income tax expense (benefit)	$73,981	64.7%	$(23,395)	(41.1)%	$6,401	4.7%
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(1) Our effective tax rate reflects the benefit of our global operations where certain income or loss is taxed at rates higher or lower than The Netherlands’ statutory rate of 25% as well as the benefit of some income being partially exempt from income taxes due to various intercompany operating and financing activities. The most significant tax benefits from these foreign operations and financing activities are attributable to subsidiaries in Germany, Singapore, Switzerland, Ireland and Luxembourg. These foreign tax benefits are due to a combination of favorable tax laws, regulations, rulings, and exemptions in these jurisdictions. Additionally in 2016, in certain foreign jurisdictions (primarily Germany and the U.S.), we recorded acquisition related and impairment charges which reduced pretax income in these higher tax jurisdictions.
(2) During 2017, we increased accruals for tax contingencies, primarily related to ongoing income tax audits.
(3) During 2017, we revalued our U.S. deferred tax assets and liabilities to reflect the corporate income tax rate change from 35% to 21% as a result of U.S. tax reform. Additionally, we recorded a full valuation allowance of $60.8 million against deferred tax assets related to U.S. interest carry forwards. Based on the current debt level in the U.S., along with the new restrictive interest limitation enacted with the new U.S. tax reform, it is highly unlikely that the historic U.S. interest carry forward will ever be utilized. We also recorded full valuation allowances against other deferred tax assets on tax losses due to unlikely future profits in other jurisdictions.
(4) Beginning in 2017, the excess tax benefits from share-based compensation activity are reflected as a reduction of the provision for income taxes, whereas previously they were recognized in equity.
(5) Government incentives include favorable tax regulations in the U.S. and the U.K. and relating to research and development expense as well as the U.S. Internal Revenue Code Section 199 domestic production activities deduction.

We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in The Netherlands, Germany, Switzerland and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in The Netherlands are open since 2005 for income tax examinations by tax authorities. Our subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2013. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning with the year ending December 31, 2014 through the current period.
Starting in February 2014, the U.S. tax authorities (Internal Revenue Service) have been auditing our U.S. federal tax returns for 2011 and 2012. The audit was closed in 2016 without any tax adjustments. As a result, we released $6.6 million of unrecognized tax benefit due to closure of the tax audit. Additionally, in February 2016 German tax authorities began the audit of the German tax returns for the 2010-2013 tax years. This audit is currently in process and we expect the audit to close during 2018.
Changes in the amount of unrecognized tax benefits are as follows:

(in thousands)	Unrecognized Tax Benefits
BALANCE AT DECEMBER 31, 2015	$16,735
Additions based on tax positions related to the current year	4,218
Additions for tax positions of prior years	5,162
Decrease for tax position of prior years	(6,796)
Reductions due to lapse of statute of limitations	(288)
Decrease from currency translation	(737)
BALANCE AT DECEMBER 31, 2016	$18,294
Additions based on tax positions related to the current year	12,212
Additions for tax positions of prior years	9,933
Increase from currency translation	3,594
BALANCE AT DECEMBER 31, 2017	$44,033

At December 31, 2017 and 2016, our net unrecognized tax benefits totaled approximately $44.0 million and $18.3 million, respectively, of which $44.0 million and $18.3 million in benefits, if recognized, would favorably affect our effective tax rate in any future period. It is reasonably possible that approximately $11.6 million of the unrecognized tax benefits may be released during the next 12 months due to lapse of statute of limitations or settlements with tax authorities; however, various events could cause our current expectations to change in the future. The above unrecognized tax benefits, if ever recognized in the financial statements, would be recorded in the statement of income as part of the income tax expense.
Our policy is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties within income tax expense. For the years ended December 31, 2017, 2016 and 2015, we have net interest (income) expense and penalties of $1.5 million, $0.1 million and $0.3 million, respectively. At December 31, 2017 and 2016, we have accrued interest of $3.0 million and $1.4 million, respectively, which are not included in the table above.
We have recorded net deferred tax liabilities of $37.4 million and deferred tax assets of $27.8 million at December 31, 2017 and 2016, respectively. The components of the net deferred tax asset and liability at December 31, 2017 and 2016 are as follows:

	2017		2016
(in thousands)	Deferred Tax Assets	Deferred Tax Liability	Deferred Tax Assets	Deferred Tax Liability
Net operating loss carryforwards	$30,966	$—	$46,627	$—
Accrued and other current liabilities	15,748	—	24,663	—
Inventories	4,163	(778)	2,919	(1,567)
Allowance for bad debts	739	(475)	1,060	(451)
Currency revaluation	4,095	(167)	3,474	(73)
Property, plant and equipment	1,103	(23,649)	2,096	(19,733)
Capital lease	531	—	830	—
Tax credit carryforwards	1,563	—	915	—
Unremitted profits and earnings	—	(998)	—	(923)
Intangible assets	1,289	(93,771)	586	(137,682)
Share-based compensation	18,143	—	20,282	—
Deferred interest deductions	60,790	—	76,793	—
Convertible debt	10,865	—	12,313	—
Other	2,632	(2,315)	2,652	(1,507)
	152,627	(122,153)	195,210	(161,936)
Valuation allowance	(67,849)	—	(5,511)	—
	$84,778	$(122,153)	$189,699	$(161,936)
Net deferred tax assets (liabilities)		$(37,375)		$27,763

At December 31, 2017 and 2016, we had $432.7 million and $380.7 million in total foreign net operating loss (NOL) carryforwards. Included in these amounts at December 31, 2017 and 2016, were $108.5 million and $109.2 million of U.S. federal (NOL) carryforwards. At December 31, 2017, the entire NOL in the U.S. is subject to limitations under Section 382 of the U.S. Internal Revenue Code. The NOLs in the U.S. will expire beginning December 31, 2023 through December 31, 2033. Also included in the above amount as of December 31, 2017 and 2016, were other foreign NOL carryforwards totaling approximately $324.1 million and $271.5 million, respectively, with $41.5 million added due to German trade tax loss generated in 2017. As of December 31, 2017, we had NOL carryforwards in Germany of $225.0 million predominantly trade tax NOLs. Of the total $324.1 million foreign NOL carryforwards, $253.8 million does not expire with the balance expiring beginning December 2018 through 2032. The valuation allowance amounts related to net operating losses as of the years ended December 31, 2017 and December 31, 2016 are $7.1 million and $5.5 million. In 2017, we recorded a valuation allowance of $60.8 million related to U.S. interest carryforwards. Based on the current debt level in the U.S., along with the new restrictive interest limitation enacted with the new U.S. tax reform, it is highly unlikely that the historic U.S. interest carry forward will ever be utilized. We believe it is more likely than not that the deferred tax assets, net of the valuation allowances, as shown above will be realized.
As of December 31, 2017, a deferred tax liability has not been recognized for residual income taxes in The Netherlands on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either indefinitely reinvested or can be repatriated tax free under the Dutch participation exemption. The indefinitely reinvested earnings retained by subsidiaries amounted to $381.9 million at December 31, 2017. Estimating the amount of the unrecognized deferred tax liability on indefinitely reinvested foreign earnings is not practicable. Should the earnings be remitted as dividends, we may be subject to taxes including withholding tax. We have $22.9 million of undistributed earnings that we do not consider indefinitely reinvested and have recorded deferred taxes or withholding taxes at December 31, 2017 and December 31, 2016, of $1.0 million and $0.9 million, respectively.